PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2015	2016
Cost:
Buildings	12,115	255,646
Leasehold improvements	5,354,550	5,563,815
Furniture, fixtures and equipment	838,380	925,174
Motor vehicles	820	820

	6,205,865	6,745,455
Less: Accumulated depreciation	(2,582,184)	(3,196,496)

	3,623,681	3,548,959
Construction in progress	182,205	161,509

Property and equipment, net	3,805,886	3,710,468